Credit Facilities	3 Months Ended
Jun. 30, 2012
Text Block [Abstract]
Credit Facilities

7.	Credit Facilities

Canadian Credit Facilities

In June 2011, Pioneer Electrogroup Canada Inc., a wholly owned subsidiary of Pioneer Power Solutions, Inc. and the parent company of Pioneer Transformers Ltd., Bemag Transformer Inc. and Pioneer Wind Energy Systems Inc. (the “Borrowers”), entered into a letter loan agreement with the Company’s Canadian bank (the “Canadian Facilities”) that replaced and superseded all of the Company’s prior financing arrangements with the bank. Bemag Transformer Inc. became a party to the Canadian Facilities on July 1, 2011, upon the acquisition of all of its capital shares by the Company.

The Canadian Facilities provide for up to $23.0 million CAD (approximately $22.6 million expressed in U.S. dollars) consisting of a $10.0 million demand revolving credit facility (“Facility A”) to finance ongoing operations, a $2.0 million term credit facility (“Facility B”) that financed a plant expansion, a $10.0 million term credit facility (“Facility C”) to finance acquisitions, capital expenditures or to provide funding to Pioneer Power Solutions, Inc., a $50,000 Corporate MasterCard credit facility (“Facility D”) and a $1.0 million foreign exchange settlement risk facility (“Facility E”).

The Canadian Facilities are secured by a first-ranking lien in the amount of approximately $25 million CAD on all of the present and future movable and immovable property of the Borrowers and their subsidiaries.

The Canadian Facilities require the Borrowers to comply on a consolidated basis with various financial covenants, including maintaining a minimum fixed charge coverage ratio of 1.25, a maximum funded debt to EBITDA ratio of 2.75 and a limitation on funded debt to less than 60% of capitalization. The Canadian Facilities also restrict the ability of the Borrowers to, among other things, (i) provide any funding to any person, including affiliates, in an aggregate amount exceeding $5.0 million CAD or (ii) make distributions in an aggregate amount exceeding 50% of Pioneer Electrogroup Canada Inc.’s previous year’s net income.

Facility A is subject to margin criteria and borrowings bear interest at the bank’s prime rate plus 0.50% per annum on amounts borrowed in Canadian dollars, or the U.S. base rate plus 0.50% per annum or LIBOR plus 2.00% per annum on amounts borrowed in U.S. dollars.

Borrowings under Facility B bear interest at the bank’s prime rate plus 1.00% per annum with principal repayments becoming due on a five year amortization schedule.

Borrowings under Facility C are repayable according to a five year principal amortization schedule and bear interest at the following rates: if the funded debt to EBITDA ratio is equal to or greater than 2.00, the bank’s prime rate plus 1.25% per annum on amounts borrowed in Canadian dollars, or the U.S. base rate plus 1.25% per annum or LIBOR plus 2.50% per annum on amounts borrowed in U.S. dollars; or, if the funded debt to EBITDA ratio is less than 2.00, the bank’s prime rate plus 1.00% per annum on amounts borrowed in Canadian dollars, or the U.S. base rate plus 1.00% per annum or LIBOR plus 2.25% per annum on amounts borrowed in U.S. dollars. In addition, Facility C is subject to a standby fee which is calculated monthly using the unused portion of the facility at either 0.625% per annum if the funded debt to EBITDA ratio is equal to or greater than 2.00, or 0.5625% per annum if the funded debt to EBITDA ratio is less than 2.00.

As of June 30, 2012, the Company had approximately $12.1 million in U.S. dollar equivalents outstanding under the Canadian Facilities and was in compliance with its financial covenant requirements. The Company’s borrowings consisted of approximately $1.4 million outstanding under Facility A, $1.7 million outstanding under Facility B, and $9.0 million outstanding under Facility C.

United States Credit Facilities

In January 2008, the Company’s Jefferson Electric, Inc. subsidiary entered into a bank loan agreement with a U.S. bank that included a revolving credit facility, initially with a borrowing base limit of $5.0 million and a term credit facility (the “U.S. Facilities”). Monthly payments of accrued interest were required under the revolving credit facility and monthly payments of principal and accrued interest were required under the term credit facility. As of April 30, 2010, the date the Company acquired Jefferson Electric, Inc., final payment of all outstanding amounts under the U.S. Facilities was due on October 31, 2011. The interest rate under the revolving credit facility was equal to the greater of the bank’s reference rate or 6.5% per annum. The interest rate under the term credit facility was 7.27% annually. Borrowings under the U.S. Facilities were collateralized by substantially all the assets of Jefferson Electric, Inc. which had a net carrying value of approximately $14.1 million as of June 30, 2012 and were guaranteed by its Mexican subsidiary. In addition, an officer of Jefferson Electric, Inc. was a guarantor under the U.S. Facilities and he provided additional collateral to the bank in the form of common stock and a warrant to purchase shares of common stock of the Company held by him.

In November 2011, Jefferson Electric, Inc. revised its financing arrangement and extended the maturity date of the U.S. Facilities to October 31, 2012. The amended loan agreement provided for an increase in the borrowing base limit of the revolving credit facility to $6.0 million and a decrease in the interest rate to the bank’s reference rate (currently 3.25% per annum) plus 2.0%. In connection with the amendment, the Company prepaid $250,000 under the term credit facility in November 2011 and made an additional prepayment of $750,000 in January 2012. The interest rate under the term credit facility was reduced to 6.0% annually, with monthly payments of principal and accrued interest calculated based on an amortization of the then-remaining principal balance outstanding over a hypothetical 5-year term, with a final payment of all outstanding amounts due on October 31, 2012.

Borrowings under the U.S. Facilities continue to be collateralized by substantially all the assets of Jefferson Electric, Inc. and an officer of the subsidiary remains a guarantor. In addition, the Company entered into a guaranty agreement with respect to Jefferson Electric, Inc.’s obligations under the U.S. Facilities and the bank agreed to release additional collateral consisting of common stock and a warrant held by the officer of Jefferson Electric, Inc.

The U.S. Facilities, as amended, require Jefferson Electric, Inc. to comply with certain financial covenants, including a requirement to exceed minimum quarterly targets for tangible net worth and maintain a minimum debt service coverage ratio. The U.S. Facilities also restrict Jefferson Electric, Inc.’s ability to pay dividends or make distributions, advances or other transfers of assets.

As of June 30, 2012, Jefferson Electric, Inc. had approximately $5.1 million outstanding under the revolving credit facility, approximately $1.1 million outstanding under the term credit facility and was in compliance with their financial covenant requirements.  On July 25, 2012, the term credit facility was repaid in full.  See Note 14 “subsequent event” in the notes to our consolidated financial statements for further details.

Long-Term Debt

Long-term debt consists of the following (in thousands):

	June 31,	December 31,
	2012	2011
Revolving credit facilities	$6,595	$6,199
Term credit facilities	11,755	11,669
Capital lease obligations	2	17
Total debt and capital lease obligations	18,352	17,885
Less current portion	(9,010)	(8,870)
Total long-term debt and capital lease obligations	$9,342	$9,015